UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2009
El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 420-2600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-8.1

Item 8.01 Other Events.
     On June 9, 2009, El Paso Pipeline Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and UBS Securities LLC as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Partnership sold 11,000,000 common units representing limited partner interests in the Partnership (the “Units”) at a price of $17.50 per Unit. Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to 1,650,000 additional Units at the same price to cover over-allotments, if any. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. Closing of the issuance and sale of the Units is scheduled for June 15, 2009.
     The offering of the Units has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-156978) of the Partnership (the “Registration Statement”), which was declared effective on March 24, 2009, and the prospectus supplement dated June 9, 2009, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. Certain legal opinions related to the Registration Statement are filed herewith as Exhibits 5.1 and 8.1.
     The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Units are subject to approval of certain legal matters by counsel to the underwriters and other customary conditions. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The Partnership intends to use the net proceeds from the offering for general partnership purposes, including potential future acquisitions and growth capital expenditures. Pending the use of the proceeds for other purposes, the Partnership may apply some or all of the net proceeds to reduce outstanding borrowings under its revolving credit facility.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated June 9, 2009, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C. and the several underwriters named on Schedule II thereto.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

	By:	El Paso Pipeline GP Company, L.L.C.,
its General Partner

Date: June 12, 2009	By: Name:	/s/ Robert W. Baker Robert W. Baker
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated June 9, 2009, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C. and the several underwriters named on Schedule II thereto.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).